EXHIBIT 10.9


WHEN RECORDED, MAIL TO:

J. Bruce Hirschberg
16 Shore View Drive
East Orleans, MA  02643


                            TRUST DEED

     THIS TRUST DEED is made this ____ day of June, 2002, between Silver Bell Mining Company, Incorporated, a Utah corporation, as Trustor, whose address is 6475 Grandview Avenue, P.O. Box 777, Magalia, California 95954, ____Robert N. Wilkinson_______, as TRUSTEE,* and J. Bruce Hirschberg, as BENEFICIARY.

     TRUSTOR hereby CONVEYS AND WARRANTS TO TRUSTEE IN TRUST, WITH POWER OF SALE, the following described patented mining claims situated in the American Fork Mining District, Utah County, State of Utah:

                      PATENTED MINING CLAIMS

                                                BLM
       Claims                                   Number

RED CLOUD LODE                                  Lot #71-A
RED CLOUD MILL SITE                             Lot #71-B
SILVER BELL LODE                                Lot #69-A
SILVER BELL MILL SITE                           Lot #69-B
EUDORA LODE                                     Lot #73
FIRST CHANCE LODE                               Lot #74
HENRIETTA LODE                                  MS-6615
MONO LODE                                       Lot #70-A
MONO MILL SITE                                  Lot #70-B
RAABE MILL SITE                                 MS-6414
GLOBE NO. 1                                     MS-6831
GLOBE NO. 2                                     MS-6831
GLOBE NO. 3                                     MS-6831
GLOBE NO. 4                                     MS-6831
GLOBE NO. 5                                     MS-6831
GLOBE NO. 6                                     MS-6831
GLOBE NO. 7                                     MS-6831
GLOBE NO. 8                                     MS-6831
BLUE ROCK                                       MS-5049
BLUE ROCK NO. 1                                 MS-6139
BLUE ROCK NO. 2                                 MS-5861
BLUE ROCK NO. 3                                 MS-5861
BLUE ROCK NO. 4                                 MS-5861
BLUE ROCK NO. 6                                 MS-6139
BLUE ROCK NO. 9 FRACTION                        MS-6472
LAST CHANCE NO. 2                               MS-5268

Located in Sections 16, 17, 18, 19, 20, 21, 22 and 30, Township 3 South, Range 3 East, Salt Lake Base and Meridian, American Fork Mining District, Utah County, Utah.

     FOR THE PURPOSE OF SECURING payment of certain indebtedness of the Trustor and Unico, Incorporated to the Beneficiary evidenced by a Promissory Note dated June __, 2002, in the principal sum of $350,000.00, payable to the order of Beneficiary (and any and all amendments, renewals, increases, and modifications thereof) at the times, in the manner and with interest as therein set forth, and payment of any sums expended or advanced by Beneficiary to protect the security hereof.

     Trustor agrees to pay all taxes and assessments on the above property, to pay all charges and assessments on water or water stock used on or with said property, not to commit waste, to maintain adequate fire insurance on improvements on said property, to pay all costs and expenses of collection (including Trustee's and attorney's fees in event of default in payment of the indebtedness secured hereby and to pay reasonable Trustee's fees for any of the services performed by Trustee hereunder, including a reconveyance hereof.

     The undersigned Trustor requests that a copy of any notice of default and of any notice of sale hereunder be mailed to him at the address hereinbefore set forth.

                         SILVER BELL MINING COMPANY,
                         INCORPORATED, a Utah
                         corporation


                         By /s/ W. Dan Proctor
                         Its President

STATE OF NEVADA          )
                         : ss.
COUNTY OF CLARK          )

On the ____ day of June, 2002, personally appeared before me Dan Proctor, of Silver Bell Mining Company, Incorporated, the signer of the foregoing instrument, who duly acknowledged to me that he executed the same on behalf of the Silver Bell Mining Company, Incorporated, as its President.


                            ____________________________
                            Notary Public
                            Residing at ________________
My Commission Expires:

_____________________


*NOTE:Trustee must be a member of the Utah State Bar; a bank, building and loan association or savings and loan association authorized to do such business in Utah; a corporation authorized to do a trust business in Utah; or a title insurance or abstract company authorized to do such business in Utah.